 Sustainable Opportunities Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: SOPNX)

Supplement dated May 21, 2014

to the Sustainable Opportunities Fund’s (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

At a meeting held on May 21, 2014 the Board of Trustees of Northern Lights Fund Trust II approved changing the name of the “Sustainable Opportunities Fund”. Effective June 4 2014, the “Sustainable Opportunities” is renamed the “Even Keel Multi-Asset Managed Risk Fund”.  The Fund’s investment objective, policies and strategies remain unchanged.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 30, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7939.

Supplement dated May 21, 2014